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                                  EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 6, 1998 with respect to the financial statements of Casino Magic Neuquen S.A. as of December 31, 1997 and for the year then ended included in this Form 10-K/A, into Crown Group, Inc.'s previously filed Registration Statements File Nos. 33-59519, 33-59527 and 333-38475.





New Orleans, Louisiana                                     Arthur Andersen LLP
January 11, 1999